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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): NOVEMBER 6, 1995 (November 2, 1995)


                           UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)


  1-10160                          TENNESSEE                      62-0859007
------------              -------------------------          -------------------
(Commission               (State or other juris-             (I.R.S. Employer
File Number)              diction of incorporation)          Identification No.)


                         7130 GOODLETT FARMS PARKWAY
                          MEMPHIS, TENNESSEE  38018
                         ---------------------------
                    (Address of principal executive offices)


                                 (901) 383-6000
                                 --------------
                                  Registrant's
                               telephone number,
                              including area code
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ITEM 5.  OTHER EVENTS

         On November 2, 1995, Union Planters Corporation (the "Company") entered into an Underwriting Agreement with Salomon Brothers Inc and Keefe, Bruyette & Woods, Inc. covering the issuance and sale of $100,000,000 in aggregate principal amount of 6 3/4% Subordinated Notes Due 2005 (the "Notes"), issuable under an Indenture, dated October 15, 1993 (the "Indenture"), by and between the Company and The First National Bank of Chicago, as Trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's two Registration Statements on Form S-3 (File Nos. 33-50655, effective October 21, 1993, and 33-63791, effective October 30, 1995) as filed with the Securities and Exchange Commission (collectively, the "Registration Statement"). Four exhibits are filed herewith in connection with the issuance and sale of such Notes, consisting of (i) the Underwriting Agreement, (ii) an Officers' Certificate pursuant to Section 301 of the Indenture, (iii) the opinion of Wyatt, Tarrant & Combs relating to the legality of the Notes and
(iv) the form of the Notes.

         Copies of documents incorporated by reference in the Registration Statement, excluding exhibits not specifically incorporated into the information incorporated therein, are available without charge upon written or telephone request to Union Planters Corporation, Post Office Box 387, Memphis, Tennessee 38147, Attention: E. James House, Jr., Secretary. Telephone requests may be directed to Mr. House at (901) 383-6574.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits.

                 (1) Underwriting Agreement, dated November 2, 1995, between Union Planters Corporation, and Salomon Brothers Inc and Keefe, Bruyette & Woods, Inc., as Underwriters.

                 (4)(a) Officers' Certificate pursuant to Section 301 of the Indenture.

                 (4)(b) Form of 6 3/4% Subordinated Notes Due 2005 (global form).

                 (5) Opinion of Wyatt, Tarrant & Combs regarding the legality of the Notes to be offered.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION PLANTERS CORPORATION
                             -----------------------------------------------
                                       (Registrant)


                             By:  /s/ M. Kirk Walters
                             -----------------------------------------------
                                  M. Kirk Walters
                                  Senior Vice President, Treasurer and Chief
                                  Accounting Officer

Date:  November 3, 1995





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                                 EXHIBIT INDEX



                                                                                                 Sequential
 Exhibit                                             Description                                  Page No.
 -------                                             -----------                                  --------
 (1)                     Underwriting Agreement, dated November 2, 1995, between Union
                         Planters Corporation, and Salomon Brothers Inc and Keefe, Bruyette
                         & Woods, Inc., as Underwriters  . . . . . . . . . . . . . . . . . .

 (4)(a)                  Officers' Certificate pursuant to Section 301 of the Indenture  . .

 (4)(b)                  Form of 6 3/4% Subordinated Note Due 2005 (global form) . . . . . .

 (5)                     Opinion of Wyatt, Tarrant & Combs regarding the legality of the
                         Notes to be offered . . . . . . . . . . . . . . . . . . . . . . . .





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